EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Radium Ventures, Inc. (the Company) on Form 10-KSB, for the fiscal year ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Shane Whittle, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 1, 2005 /s/ Shane Whittle Name: Shane Whittle Its: Chief Executive Officer and Chief Financial Officer